                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Aug-03

                        CIT Equipment Collateral 2003-VT1

            A Delaware        Commission File          I.R.S. Employer
            Corporation        No.0001240986           No. 75-6688971

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                                                    Determination Date: 08/18/03
                                                                                     Collection Period: 07/31/03
                                                                                          Payment Date: 08/20/03
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

          a. Scheduled Payments Received                                                          $27,630,142.95
          b. Liquidation Proceeds Allocated to Owner Trust                                            155,978.49
          c. Required Payoff Amounts of Prepaid Contracts                                           1,667,033.93
          d. Required Payoff Amounts of Purchased Contracts                                                 0.00
          e. Proceeds of Clean-up Call                                                                      0.00
          f. Investment Earnings on Collection Account and Note Distribution Account                        0.00
                                                                                                  --------------
                  Total Available Pledged Revenues =                                              $29,453,155.37

     B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                     $29,453,155.37
          b. Receipt from Class A-3a Swap Counterparty                                                      0.00
          c. Servicer Advances                                                                      2,296,576.24
          d. Recoveries of prior Servicer Advances                                                 (2,711,264.85)
          e. Withdrawal from Cash Collateral Account                                                        0.00
                                                                                                  --------------

                  Total Available Funds =                                                         $29,038,466.76
                                                                                                  ==============

II. DISTRIBUTION AMOUNTS
     A. COLLECTION ACCOUNT DISTRIBUTIONS

          1. Servicing Fee                                                                                         510,162.09

          2. Class A-1 Note Interest Distribution                                              195,370.51
               Class A-1 Note Principal Distribution                                        25,092,374.35
                    Aggregate Class A-1 distribution                                                            25,287,744.86

          3. Class A-2 Note Interest Distribution                                              169,333.33
               Class A-2 Note Principal Distribution                                                 0.00
                    Aggregate Class A-2 distribution                                                               169,333.33

          4. Class A-3a Note Interest Distribution                                             223,450.00
               Class A-3a Note Principal Distribution                                                0.00
               Class A-3b Note Interest Distribution                                           154,850.00
               Class A-3b Note Principal Distribution                                                0.00
                    Aggregate Class A-3 distribution                                                               378,300.00

          5. Class A-4 Note Interest Distribution                                              117,325.25
               Class A-4 Note Principal Distribution                                                 0.00
                    Aggregate Class A-4 distribution                                                               117,325.25

          6. Class B Note Interest Distribution                                                 39,469.54
               Class B Note Principal Distribution                                             748,011.16
                    Aggregate Class B distribution                                                                 787,480.70

          7. Class C Note Interest Distribution                                                 27,140.62
               Class C Note Principal Distribution                                             408,006.08
                    Aggregate Class C distribution                                                                 435,146.70

          8. Class D Note Interest Distribution                                                 76,184.21
               Class D Note Principal Distribution                                             952,014.21
                    Aggregate Class D distribution                                                               1,028,198.42

          9. Payment due to the Class A-3a Swap Counterparty                                                        64,855.00

          10. Deposit to the Cash Collateral Account                                                                     0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                    259,920.41

          12. Remainder to the holder of the equity certificate                                                          0.00
                                                                                                                -------------

                         Collection Account Distributions =                                                     29,038,466.76
                                                                                                                =============

     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                                      2,356,670.87

          2. Payment due on the Holdback                                                                           194,363.07

          3. Payment to the Depositor                                                                                    0.00
                                                                                                                -------------

                         Cash Collateral Account Distributions =                                                 2,551,033.94
                                                                                                                =============

     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT

                         Collection Account Distributions =                                                              0.00
                                                                                                                -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

            ---------------------------------------------------------------------------------------
                   Distribution            Class A-1      Class A-2      Class A-3      Class A-4
                      Amounts                Notes          Notes          Notes          Notes
            ---------------------------------------------------------------------------------------
         1.        Interest Due             195,370.51   169,333.33     378,300.00       117,325.25
         2.        Interest Paid            195,370.51   169,333.33     378,300.00       117,325.25
         3.     Interest Shortfall                0.00         0.00           0.00             0.00
                  ((1) minus (2))
         4.       Principal Paid         25,092,374.35         0.00           0.00             0.00

         5.  Total Distribution Amount   25,287,744.86   169,333.33     378,300.00       117,325.25
                  ((2) plus (4))

            ---------------------------------------------------------------------------------------
                   Distribution              Class B      Class C        Class D     Total Offered
                      Amounts                 Notes        Notes          Notes          Notes
            ---------------------------------------------------------------------------------------
         1.        Interest Due              39,469.54    27,140.62      76,184.21     1,003,123.46
         2.        Interest Paid             39,469.54    27,140.62      76,184.21     1,003,123.46
         3.     Interest Shortfall                0.00         0.00           0.00             0.00
                  ((1) minus (2))
         4.       Principal Paid            748,011.16   408,006.08     952,014.21    27,200,405.80
         5.  Total Distribution Amount      787,480.70   435,146.70   1,028,198.42    28,203,529.26
                  ((2) plus (4))

IV. Information Regarding the Securities

     A Summary of Balance Information


            ---------------------------------------------------------------------------------------------------
                                Applicable   Principal Balance  Class Factor   Principal Balance   Class Factor
                   Class          Coupon          Aug-03           Aug-03            Jul-03           Jul-03
                                   Rate        Payment Date     Payment Date      Payment Date     Payment Date
            ---------------------------------------------------------------------------------------------------
        a.    Class A-1 Notes     1.2088%     168,863,867.57     0.68924        193,956,241.92       0.79166
        b.    Class A-2 Notes     1.2700%     160,000,000.00     1.00000        160,000,000.00       1.00000
        c.   Class A-3a Notes     1.2300%     218,000,000.00     1.00000        218,000,000.00       1.00000
        d.   Class A-3b Notes     1.6300%     114,000,000.00     1.00000        114,000,000.00       1.00000
        e.    Class A-4 Notes     2.1000%      67,043,000.00     1.00000         67,043,000.00       1.00000
        f.     Class B Notes      2.1100%      21,699,120.71     0.90530         22,447,131.87       0.93651
        g.     Class C Notes      2.6600%      11,835,884.03     0.90530         12,243,890.11       0.93651
        h.     Class D Notes      3.2000%      27,617,062.73     0.90526         28,569,076.94       0.93647

        i.          Total Offered Notes       789,058,935.04                    816,259,340.84

        j.          One - Month Libor Rate          1.10000%

     B Other Information

            ---------------------------------------------------------------
                                        Scheduled             Scheduled
                                    Principal Balance     Principal Balance
                    Class                Aug-03                Jul-03
                                      Payment Date          Payment Date
            ---------------------------------------------------------------
               Class A-1 Notes       172,908,529.00        198,518,059.00


            ---------------------------------------------------------------------------------------------------------------
                                                               Target            Class           Target            Class
                                          Class           Principal Amount       Floor      Principal Amount       Floor
                    Class              Percentage              Aug-03           Aug-03           Jul-03           Jul-03
                                                            Payment Date     Payment Date     Payment Date     Payment Date
            ---------------------------------------------------------------------------------------------------------------
                   Class A               92.25%            727,906,867.57                    752,999,241.92
                   Class B                2.75%             21,699,120.71        0.00         22,447,131.87         0.00
                   Class C                1.50%             11,835,884.03        0.00         12,243,890.11         0.00
                   Class D                3.50%             27,617,062.73        0.00         28,569,076.93         0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT
          1. Principal Balance of Notes and Equity Certificates                              816,259,340.84
             (End of Prior Collection Period)
          2. Contract Pool Principal Balance (End of Collection Period)                      789,058,935.04
                                                                                             --------------
                    Total monthly principal amount                                            27,200,405.80

     B. PRINCIPAL BREAKDOWN                                                  No. of Accounts
                                                                             ---------------
          1. Scheduled Principal                                                   61,882     25,238,232.25
          2. Prepaid Contracts                                                        111      1,667,033.92
          3. Defaulted Contracts                                                       30        295,139.63
          4. Contracts purchased by CIT Financial USA, Inc.                             0              0.00
                                                                                   ------------------------
             Total Principal Breakdown                                             62,023     27,200,405.80

VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                                         ----------------------------------------------------
                                                                             Original            Aug-03           Jul-03
                                                                               Pool           Payment Date      Payment Date
                                                                         ----------------------------------------------------
          1. a. Contract Pool Balance                                      871,593,322.00    789,058,935.04    816,259,340.84
             b. No. of Contracts                                                   62,416            62,023            62,164
             c. Pool Factor

          2. Weighted Average Remaining Term                                        39.20             36.73             37.53

          3. Weighted Average Original Term                                         44.80

     B. DELINQUENCY INFORMATION

                                                              ----------------------------------------------------------------
                                                                   % of        % of Aggregate
                                                                               Required Payoff      No. of  Aggregate Required
                                                                Contracts           Amount         Accounts   Payoff Amounts
                                                              ----------------------------------------------------------------
          1. Current                                              96.54%            97.77%           59,874    775,584,211.40
             31-60 days                                            1.78%             1.44%            1,104     11,450,363.24
             61-90 days                                            0.62%             0.32%              385      2,554,175.27
             91-120 days                                           0.51%             0.21%              317      1,686,006.67
             120+ days                                             0.55%             0.25%              343      1,962,241.92

                    Total Delinquency                            100.00%           100.00%           62,023    793,236,998.50

          2. Delinquent Scheduled Payments:

             Beginning of Collection Period                                                    4,592,752.07
             End of Collection Period                                                          4,178,063.46
                                                                                               ------------
                    Change in Delinquent Scheduled Payments                                     (414,688.61)

     C. DEFAULTED CONTRACT INFORMATION
          1. Required Payoff Amount on Defaulted Contracts                                       295,139.63
          2. Liquidation Proceeds received                                                       155,978.49
                                                                                               ------------
          3. Current Liquidation Loss Amount                                                     139,161.14
          4. Cumulative Liquidation Losses to date                                               250,040.78

                                % of Initial Contracts                                               0.095%
                    % of Initial Contract Pool Balance                                               0.029%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE
          1. Opening Servicer Advance Balance                                4,592,752.07
          2. Current Period Servicer Advance                                 2,296,576.24
          3. Recoveries of prior Servicer Advances                          (2,711,264.85)
                                                                            -------------
          4. Ending Servicer Advance Balance                                 4,178,063.46

     B. CASH COLLATERAL ACCOUNT

          1. Applicable Rates for the Interest Period:
               a. Libor Rate for the Interest Period                                                 1.1000%
               b. Senior Loan Interest Rate                                                          4.6000%
               c. Holdback Amount Interest Rate                                                      7.1000%

          2. Opening Cash Collateral Account                                                                    67,341,395.62

          3. Deposit from the Collection Account                                                                         0.00

          4. Withdrawals from the Cash Collateral Account                                                                0.00

          5. Investment Earnings                                                                                    47,080.05

          6. Investment Earnings Distributions:
               a. Senior Loan Interest                                                                            (112,637.39)
               b. Senior Loan Principal                                                                                  0.00
               c. Holdback Amount Interest                                                                        (194,363.07)
               d. Holdback Amount Principal                                                                              0.00
                                                                                                                -------------
                    Total Investment Earnings distributions                                                       (307,000.46)

          7. Remaining available amount                                                                         67,695,476.13

          8. Required Cash Collateral Account Amount                                                            65,097,362.14

          9. Cash Collateral Account Surplus/ (Shortfall)                                                        2,598,113.99

          10. Distribution of CCA Surplus:
               a. Senior Loan Principal                                                                         (2,244,033.48)
               b. Holdback Amount Principal                                                                              0.00
                                                                                                                -------------
                    Total Distribution of Surplus                                                               (2,244,033.48)

          11. Ending Cash Collateral Account                                                                    65,097,362.14

          12. Cash Collateral Account deficiency                                                                         0.00

     C. OTHER RELATED INFORMATION

          1. Assumed Fixed Swap rate for Class A-3a                                1.5870%

          2. Discount Rate                                                         2.4530%

          3. Life to Date Prepayment (CPR)                                         4.9523%

          4. Life to Date Substitutions:

               a. Prepayments                                      0.00

               b. Defaults                                         0.00

               --------------------------------------------------------------------------
                                                             Aug-03            Jul-03
                      Item                                Payment Date      Payment Date
               --------------------------------------------------------------------------
               a. Senior Loan                             21,551,345.36     23,795,378.84
               b. Holdback Amount                         42,271,204.00     42,271,204.00

            NCT Funding Company LLC, JPMorgan Chase, as trustee under
               the Indenture, and CIT Financial USA, Inc., in its
          individual capacity and as Servicer, DO HEREBY CERTIFY that
          I am a Responsible Officer of the Servicer and, pursuant to
            Section 9.02 of the Pooling and Servicing Agreement, I DO
          HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    08/20/03

          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
                            ascribed thereto in the
                        Pooling and Servicing Agreement.

                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer